Exhibit 99.2

Juniata Valley Financial Corp. and Subsidiary

Consolidated Statements of Financial Condition

( in thousands, except share data)

	(1)	(2)
	June 30,	December 31,
	2015	2014
ASSETS
Cash and due from banks	$7,746	$6,757
Interest bearing deposits with banks	247	10
Cash and cash equivalents	7,993	6,767

Securities available for sale	138,348	142,903
Restricted investment in Federal Home Loan Bank (FHLB) stock	3,055	2,726
Investment in unconsolidated subsidiary	4,457	4,369
Loans	304,123	294,901
Less: Allowance for loan losses	(2,315)	(2,380)
Total loans, net of allowance for loan losses	301,808	292,521
Premises and equipment, net	6,453	6,533
Other real estate owned	558	232
Bank owned life insurance and annuities	14,997	14,807
Equity investment in low income housing project	3,608	3,847
Core deposit intangible	52	74
Goodwill	2,046	2,046
Mortgage servicing rights	204	193
Accrued interest receivable and other assets	3,529	3,511
Total assets	$487,108	$480,529
LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Deposits:
Non-interest bearing	$79,043	$77,697
Interest bearing	299,723	303,187
Total deposits	378,766	380,884

Securities sold under agreements to repurchase	3,926	4,594
Short-term borrowings	25,450	15,950
Long-term debt	22,500	22,500
Other interest bearing liabilities	1,430	1,412
Accrued interest payable and other liabilities	4,934	5,333
Total liabilities	437,006	430,673
Stockholders' Equity:
Preferred stock, no par value:
Authorized - 500,000 shares, none issued	-	-
Common stock, par value $1.00 per share:
Authorized - 20,000,000 shares
Issued - 4,745,826 shares
Outstanding -
4,190,683 shares at June 30, 2015;
4,187,441 shares at December 31, 2014	4,746	4,746
Surplus	18,430	18,409
Retained earnings	39,726	39,644
Accumulated other comprehensive loss	(2,117)	(2,197)
Cost of common stock in Treasury:
555,143 shares at June 30, 2015;
558,385 shares at December 31, 2014	(10,683)	(10,746)
Total stockholders' equity	50,102	49,856
Total liabilities and stockholders' equity	$487,108	$480,529

(1) Unaudited

(2) Unaudited but derived from audited financial statements; does not include related disclosures.

Juniata Valley Financial Corp. and Subsidiary

Consolidated Statements of Income

(Unaudited, in thousands, except share and per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2015	2014	2015	2014
Interest income:
Loans, including fees	$3,548	$3,662	$7,095	$7,212
Taxable securities	557	535	1,118	890
Tax-exempt securities	114	126	232	256
Other interest income	1	2	1	3
Total interest income	4,220	4,325	8,446	8,361
Interest expense:
Deposits	413	608	894	1,229
Securities sold under agreements to repurchase	1	1	2	2
Short-term borrowings	10	1	21	2
Long-term debt	68	69	136	69
Other interest bearing liabilities	4	4	8	8
Total interest expense	496	683	1,061	1,310
Net interest income	3,724	3,642	7,385	7,051
Provision for loan losses	112	117	162	137
Net interest income after provision for loan losses	3,612	3,525	7,223	6,914
Non-interest income:
Customer service fees	389	290	753	558
Debit card fee income	219	215	424	418
Earnings on bank-owned life insurance and annuities	92	94	182	191
Trust fees	84	131	165	207
Commissions from sales of non-deposit products	118	88	208	200
Income from unconsolidated subsidiary	62	57	111	94
Fees derived from loan activity	52	32	86	70
Mortgage banking income	60	56	114	85
Net gain (loss) on sales and calls of securities	1	2	(16)	7
Gain from life insurance proceeds	-	165	-	165
Other non-interest income	53	40	103	95
Total non-interest income	1,130	1,170	2,130	2,090
Non-interest expense:
Employee compensation expense	1,490	1,497	2,964	2,849
Employee benefits	473	363	1,023	766
Occupancy	253	237	535	519
Equipment	133	116	261	230
Data processing expense	390	370	777	750
Director compensation	54	51	103	108
Professional fees	100	99	214	198
Taxes, other than income	92	77	181	184
FDIC Insurance premiums	75	74	162	155
(Gain) loss on sales of other real estate owned	(5)	29	(5)	11
Amortization of intangibles	11	11	22	22
Amortization of investment in low-income housing partnership	119	119	239	239
Merger and acquisition expense	48	-	58	-
Other non-interest expense	388	358	691	706
Total non-interest expense	3,621	3,401	7,225	6,737
Income before income taxes	1,121	1,294	2,128	2,267
Provision for income taxes	120	131	203	201
Net income	$1,001	$1,163	$1,925	$2,066
Earnings per share
Basic	$0.24	$0.28	$0.46	$0.49
Diluted	$0.24	$0.28	$0.46	$0.49
Cash dividends declared per share	$0.22	$0.22	$0.44	$0.44
Weighted average basic shares outstanding	4,189,090	4,195,491	4,188,265	4,195,876
Weighted average diluted shares outstanding	4,190,036	4,195,749	4,189,304	4,196,136